Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons contained herein and therein, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date:  March 27, 2018

Anthem Ventures Fund, L.P.		Anthem Venture Investors, LLC

By:	Anthem Venture Investors, LLC, its General Partner

By:	/s/ William R. Woodward	By:	/s/ William R. Woodward
Name:	William R. Woodward	Name:	William R. Woodward
Title:	Managing Member	Title:	Managing Member

Anthem Ventures Annex Fund, L.P.		Anthem Venture Annex Investors, LLC

By:	Anthem Venture Annex Investors, LLC, its General Partner

By:	/s/ William R. Woodward	By:	/s/ William R. Woodward
Name:	William R. Woodward	Name:	William R. Woodward
Title:	Managing Member	Title:	Managing Member

Anthem/MIC Strategic Partners, L.P.		Anthem Strategic Capital, LLC

By:	Anthem Strategic Capital, LLC, its General Partner

By:	/s/ William R. Woodward	By:	/s/ William R. Woodward
Name:	William R. Woodward	Name:	William R. Woodward
Title:	Managing Member	Title:	Managing Member

TC Profits, L.P.		Public Venture Investors, LLC

By:	Public Venture Investors, LLC, its General Partner

By:	/s/ William R. Woodward	By:	/s/ William R. Woodward
Name:	William R. Woodward	Name:	William R. Woodward
Title:	Managing Member	Title:	Managing Member

Anthem Venture Management LLC Defined Benefit Pension Plan		William Woodward

By:	/s/ William R. Woodward	By:	/s/ William R. Woodward
Name:	William R. Woodward	Name:	William R. Woodward
Title:	Trustee

Cybervest Fund

/s/ William R. Woodward
William R. Woodward
Representative